Global X Oil Equities ETF (XOIL)

a series of the

Global X Funds

Supplement dated December 19, 2011

to the Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2011

The Board of Trustees of the Global X Funds Trust (the “Trust”), based upon the recommendation of Global X Management Co., LLC (“Adviser”), the Trust’s adviser, has determined to liquidate and terminate the Global X Oil Equities ETF (the “Fund”).  Due to the Fund’s low levels of assets, the Adviser does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  As of the close of regular trading on the NYSE Arca, Inc. (“NYSE”) on February 16, 2012 (“Closing Date”), the shares of the Fund will cease trading on the NYSE and will close to purchases by investors.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from February 17, 2012, through February 27, 2012 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of winding up its operations and liquidating its portfolio. This process will result in the Fund not tracking its underlying indexes and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate.

For more information, please contact the Fund at 1-888-493-8631.

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